UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Schedule 14C

(Rule 14c-101)

Schedule 14C Information

Information Statement pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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☒	Definitive information statement.

NORTHERN FUNDS

(Name of Registrant as Specified in Its Charter)

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MULTI-MANAGER FUNDS

JOINT INFORMATION STATEMENT	SEPTEMBER 16, 2016

Dear Northern Multi-Manager Fund Investor:

As you know, we continually monitor and manage the sub-advisers in the Northern Multi-Manager Funds. A dedicated team of investment professionals evaluates the sub-advisers’ performance, portfolios, organizational structure, team composition, investment process and adherence to investment guidelines on an ongoing basis to ensure that each Fund’s sub-advisers maintain an overall investment approach that meets our risk and return objectives. Consistent with this rigorous approach, we have recently made sub-adviser changes within the Multi-Manager High Yield Opportunity Fund (the “High Yield Fund”) and the Active M International Equity Fund (formerly the Multi-Manager International Equity Fund) (the “International Equity Fund” and, together with the High Yield Fund, the “Funds” and, each a “Fund”).

Each of the Funds consists of sub-advisers with distinct investment approaches. The Board of Trustees of the Northern Funds (the “Board”) approved the termination of Loomis, Sayles & Company, L.P. as a sub-adviser to the High Yield Fund, which was effective on or about June 16, 2016, and the appointment of Nomura Corporate Research and Asset Management Inc. to sub-advise a portion of the High Yield Fund, which became effective on or about June 20, 2016. The Board made these decisions, based upon Northern Trust Investments, Inc.’s (“NTI”) recommendations, in connection with the restructuring of the Fund’s portfolio into more traditional high yield assets.

The Board also approved the termination of Altrinsic Global Advisors, LLC, EARNEST Partners, LLC, NFJ Investment Group LLC and William Blair Investment Management, LLC as sub-advisers to the Active M International Equity Fund, effective on or about June 13, 2016, and the appointment of Cambiar Investors, LLC, Causeway Capital Management LLC and Victory Capital Management Inc. to sub-advise a portion of the International Equity Fund, which became effective on or about June 27, 2016. The Board made these decisions, based upon NTI’s recommendations, for performance-related reasons.

Please take a moment to read the enclosed Joint Information Statement that describes the changes discussed above. NTI believes that these changes are in the best interests of the Funds and their shareholders and assure you that we will continue to closely monitor the sub-advisers managing the Funds. If you have any questions about your investment in the Northern Multi-Manager Funds, please contact your financial advisor or call 800-595-9111.

Best regards,

Chris E. Vella, CFA

Senior Vice President

Northern Trust Investments, Inc.

NOT FDIC INSURED	May lose value/No bank guarantee

50 SOUTH LASALLE STREET	P.O. BOX 75986	CHICAGO, ILLINOIS 60675	p 800-595-9111	WWW.NORTHERNTRUST.COM/FUNDS

Northern Funds Distributors, LLC, not affiliated with Northern Trust

MULTI-MANAGER FUNDS

JOINT INFORMATION STATEMENT

NORTHERN MULTI-MANAGER FUNDS—MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

AND ACTIVE M INTERNATIONAL EQUITY FUND

This Joint Information Statement is being provided to the shareholders of the Multi-Manager High Yield Opportunity Fund (the “High Yield Fund”) and the Active M International Equity Fund (formerly the Multi-Manager International Equity Fund) (the “International Equity Fund” and, together with the High Yield Fund, the “Funds” and, each a “Fund”), each a series of Northern Funds, a Delaware statutory trust (the “Trust”), pursuant to the terms of an exemptive order (the “Order”) that the Trust has received from the U.S. Securities and Exchange Commission (“SEC”). The Order permits the Trust’s investment adviser to terminate sub-advisers, and to engage and to enter into and materially amend an existing sub-advisory agreement upon the approval of the Board of Trustees of the Northern Funds (the “Board”), without obtaining shareholder approval. We are NOT asking you for a proxy and you are requested NOT to send us a proxy.

The Joint Information Statement will be available on the Trust’s website at http://www.northernfunds.com/informationstatements until December 15, 2016. A paper or email copy of the Joint Information Statement may be obtained, without charge, by contacting the Trust at (800) 595-9111 or sending an e-mail to northern-funds@ntrs.com.

Shareholders of record at the close of business on August 1, 2016 are entitled to receive this Joint Information Statement. A Notice of Availability of this Joint Information Statement is being sent to shareholders of the Funds on or about September 16, 2016.

NTI and the Management Agreement

Northern Trust Investments, Inc. (“NTI”), a subsidiary of Northern Trust Corporation, serves as the investment adviser for the Funds and is responsible for their overall administration. NTI is responsible for making decisions with respect to, and placing orders for, all purchases and sales of portfolio securities for the Funds and for providing administration services under a Management Agreement dated June 30, 2014, between the Trust and NTI (the “Management Agreement”). The Board supervises the investment advisory services. The Management Agreement also permits NTI, subject to approval by the Board, to delegate to one or more sub-advisers any or all of its portfolio management responsibilities under the Management Agreement pursuant to a written agreement with each sub-adviser, subject to the Order. NTI has delegated substantially all its portfolio management responsibilities for the Funds to sub-advisers, with the exception of cash management services for the Funds. NTI remains responsible for supervision and oversight of the portfolio management services performed by the sub-advisers, including compliance with the Funds’ investment objectives and policies. Shareholders of the Funds approved the Management Agreement at a special meeting of shareholders on May 19, 2014.

NTI is entitled to a management fee as compensation for its advisory services and administration services and the assumption of related expenses. The fee is computed daily and payable monthly, at the annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

FUND	CONTRACTUAL FEE RATE	AVERAGE DAILY NET ASSETS
Multi-Manager High Yield Opportunity Fund	0.83% 0.805% 0.781%	First $1.5 Billion Next $1 Billion Over $2.5 Billion
Active M International Equity Fund	0.82% 0.795% 0.771%	First $1 Billion Next $1 Billion Over $2 Billion

Multi-Manager High Yield Opportunity Fund

Nomura Corporate Research and Asset Management Inc.

and the Nomura Agreement

THE NOMURA AGREEMENT. At a meeting of the Board held on May 18-19, 2016 (the “May Meeting”), the Trustees, including a majority of the Independent Trustees voting separately, approved a new sub-advisory agreement (the “Nomura Agreement”) with respect to the High Yield Fund between NTI and Nomura Corporate Research and Asset Management Inc. (“Nomura”). Under the Nomura Agreement, as of on or about June 20, 2016, Nomura manages a portion of the High Yield Fund’s assets. The High Yield Fund’s remaining assets are currently allocated between two other sub-advisers: DDJ Capital Management, LLC and Neuberger Berman Investment Advisers LLC, each of which manages a portion of the High Yield Fund’s assets.

From September 23, 2009 until on or about June 16, 2016, Loomis, Sayles & Company, L.P. (“Loomis Sayles”) managed a portion of the High Yield Fund’s assets pursuant to a sub-advisory agreement dated August 28, 2009 between NTI and Loomis Sayles, as amended (the “Loomis Sayles Agreement”). The Loomis Sayles Agreement was terminated by the Board upon the recommendation of NTI in connection with the restructuring of the Fund’s portfolio into more traditional high yield assets. NTI recommended that the Board approve the Nomura Agreement based on its evaluation of Nomura’s investment advisory operations and capabilities. From on or about June 16, 2016 until on or about June 20, 2016, NTI managed the portion of the High Yield Fund previously managed by Loomis Sayles.

The Nomura Agreement provides that Nomura shall, subject to the supervision and oversight of NTI, manage the investment

MULTI-MANAGER FUNDS	2	NORTHERN INFORMATION STATEMENT

MULTI-MANAGER FUNDS

SEPTEMBER 16, 2016

and reinvestment of the portion of the High Yield Fund’s assets that NTI may allocate to Nomura. The Nomura Agreement provides that generally in selecting brokers or dealers to place orders for transactions (i) on common and preferred stocks, Nomura shall use its best judgment to obtain the best overall terms available, and (ii) with respect to all other securities, Nomura shall attempt to obtain best price and execution. Generally, in assessing the best overall terms available for any transaction, Nomura is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, Nomura may consider the brokerage and research services provided to the High Yield Fund and/or other accounts over which Nomura or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction.

The Nomura Agreement provides that Nomura, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the High Yield Fund with those to be sold or purchased for such other accounts in order to obtain the best overall terms available and execution with respect to common and preferred stocks and the best net price and execution with respect to all other securities. In such an event, Nomura will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in the manner it considers to be the fairest and most equitable over time to the High Yield Fund and the other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for the High Yield Fund or the amount of the securities that are able to be sold for the High Yield Fund. The Nomura Agreement permits Nomura, at its discretion but subject to applicable law, to select the executing broker or dealer among multiple brokers or dealers offering comparable execution and price, on the basis of Nomura’s opinion of the reliability and quality of the broker or dealer.

The Nomura Agreement provides that Nomura shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties. The Nomura Agreement also provides that NTI will indemnify Nomura against certain liabilities and expenses, except that Nomura shall not be indemnified for any liability and expenses that result from Nomura’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under the Nomura Agreement.

Generally, the Board or holders of a majority of outstanding voting securities of the High Yield Fund may terminate the Nomura Agreement at any time without penalty. NTI may terminate the Nomura Agreement immediately upon notice to Nomura. The Nomura Agreement terminates automatically in the event of an assignment (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Nomura Agreement also may be terminated by Nomura upon 60 days’ written notice and automatically terminates upon termination of the Management Agreement.

The material terms of the Nomura Agreement are substantially the same as the terms of the sub-advisory agreements with the other sub-advisers to the High Yield Fund, except for the sub-advisory fees. Nomura receives fees from NTI for its services out of the fees that the High Yield Fund pays to NTI under the Management Agreement. The High Yield Fund pays no additional fees directly to Nomura. The High Yield Fund would have paid the same amount of management fees had the Nomura Agreement been in effect during the last fiscal year.

INFORMATION ABOUT NOMURA. Nomura is located at Worldwide Plaza, 309 West 49th Street, New York, New York 10019. Nomura was founded in March 1991 as a subsidiary of Nomura Holding America Inc. and is 99% owned by Nomura Holding America Inc. Nomura Holdings, Inc., the ultimate parent company located at 1-9-1 Nihonbashi, Chuo-ku, Tokyo 103-8645, Japan, owns the remaining 1%. Nomura is a boutique investment management firm that specializes in the below investment grade credit market, focusing on U.S. and global high yield bonds and emerging market debt. Nomura believes that a total return approach driven by credit research is the best way to generate alpha in the high yield market. As of June 30, 2016, Nomura had approximately $15.3 billion in assets under management.

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS. Set forth below in alphabetical order is a list of each executive officer and director of Nomura indicating position(s) held with Nomura and other business, profession, vocation or employment of a substantial nature. The address of each individual is c/o Nomura at the address noted above.

NORTHERN INFORMATION STATEMENT	3	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

JOINT INFORMATION STATEMENT

NAME	POSITION(S) HELD WITH NOMURA	OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT
Amy Yu Chang	Executive Director and Portfolio Manager	None
David Crall	Managing Director and Chief Investment Officer	None
Neil Daniele	Chief Compliance Officer	None
David Findlay	President, Chief Executive Officer and Chairman of the Board	None
Stephen Kotsen	Managing Director and Portfolio Manager	None
Steve Rosenthal	Executive Director and Portfolio Manager	None
Jennie Wong	Managing Director	None
Steven Zoric	General Counsel and Chief Operating Officer	None

OTHER ADVISORY AND SUB-ADVISORY CLIENTS. Nomura also acts as investment advisor or sub-adviser to the other mutual funds listed below, which have similar investment objectives as the High Yield Fund. The table below sets forth certain information with respect to these funds.

NAME OF FUND	NET ASSETS OF FUND	ANNUAL RATE OF ADVISORY OR SUB-ADVISORY FEES	NET EXPENSE LIMITS
Nomura High Yield Fund	$80,863,078 (as of July 31, 2016)	0.275% of average daily net assets.	0.575% of average daily net (excluding interest, taxes, brokerage commissions, and extraordinary expenses).*
PACE High Yield Investments Fund	$421,577,017 (as of July 31, 2016)	0.34% of average daily net assets.	1.28%, 1.78%, 1.03% and 1.03% of average daily net assets for Class A, Class C, Class Y and Class P, respectively (excluding expenses attributable to (1) dividend expense, borrowing costs and interest expense relating to short sales, and (2) investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses).*
*	This expense limitation agreement is made by the fund’s adviser and not Nomura.

Active M International Equity Fund (formerly the

Multi-Manager International Equity Fund)

Termination of Altrinsic Global Advisors, LLC,

EARNEST Partners, LLC, NFJ Investment Group LLC and

William Blair Investment Management, LLC

The Board approved the termination of Altrinsic Global Advisors, LLC (“Altrinsic”), EARNEST Partners, LLC (“EARNEST”), NFJ Investment Group LLC (“NFJ”) and William Blair Investment Management, LLC (“William Blair”) as sub-advisers to the International Equity Fund, effective on or about June 13, 2016.

From June 22, 2006 until on or about June 13, 2016, Altrinsic managed a portion of the International Equity Fund’s assets pursuant to a sub-advisory agreement dated June 22, 2006 between NTI and Altrinsic, as amended (the “Altrinsic Agreement”). From June 15, 2012 until on or about June 13, 2016, EARNEST managed a portion of the International Equity Fund’s assets pursuant to a sub-advisory agreement dated June 15, 2012 between NTI and EARNEST, as amended (the “EARNEST Agreement”). From October 1, 2010 until on or about June 13, 2016, NFJ managed a portion of the International Equity Fund’s assets pursuant to a sub-advisory agreement dated October 1, 2010 between NTI and NFJ, as amended (the “NFJ Agreement”). From March 3, 2008 until on or about June 13, 2016, William Blair managed a portion of the International Equity Fund’s assets pursuant to a sub-advisory agreement dated March 3, 2008 between NTI and William Blair, as amended (the “William Blair Agreement”).

The Altrinsic Agreement, EARNEST Agreement, NFJ Agreement and William Blair Agreement were each terminated by the Board upon the recommendation of NTI for performance-related reasons. From on or about June 13, 2016 until on or about June 27, 2016, NTI managed the portion of the International Equity Fund previously managed by Altrinsic, EARNEST, NFJ and Williams Blair.

MULTI-MANAGER FUNDS	4	NORTHERN INFORMATION STATEMENT

MULTI-MANAGER FUNDS

SEPTEMBER 16, 2016

Cambiar Investors, LLC and the

Cambiar Agreement

THE CAMBIAR AGREEMENT. At the May Meeting, the Trustees, including a majority of the Independent Trustees voting separately, also approved a new sub-advisory agreement (the “Cambiar Agreement”) with respect to the International Equity Fund between NTI and Cambiar Investors, LLC (“Cambiar”). NTI recommended that the Board approve the Cambiar Agreement based on its evaluation of Cambiar’s investment advisory operations and capabilities. Under the Cambiar Agreement, as of on or about June 27, 2016, Cambiar manages a portion of the International Equity Fund’s assets. The International Equity Fund’s remaining assets are currently allocated among three other sub-advisers: Causeway Capital Management LLC, Victory Capital Management Inc. and WCM Investment Management, each of which manages a portion of the International Equity Fund’s assets.

The terms and conditions of the Cambiar Agreement are substantially the same as the Nomura Agreement, except for the sub-advisory fees. See pages 2 through 3 for a discussion of these terms.

Cambiar receives fees from NTI for its services out of the fees that the International Equity Fund pays to NTI under the Management Agreement. The International Equity Fund pays no additional fees directly to Cambiar. The International Equity Fund would have paid the same amount of management fees had the Cambiar Agreement been in effect during the last fiscal year.

INFORMATION ABOUT CAMBIAR. Cambiar is located at 200 Columbine Street, Denver, Colorado 80206. Cambiar is 100% employee-owned through its parent company, Cambiar Holdings, LLLP. Cambiar has provided investment management services to corporations, foundations, endowments, pensions and profit sharing plans, trusts, estate and other institutions and investors since 1973. Cambiar utilizes a relative value qualitative investment discipline. Cambiar seeks quality companies that are trading at the lower end of their long-term valuation range, yet possess a catalyst that can enable the company to generate improved operating performance over a forward 1-2 year timeframe. As of June 30, 2016, Cambiar had approximately $12.9 billion in assets under management.

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS. Set forth below in alphabetical order is a list of each executive officer and director of Cambiar indicating position(s) held with Cambiar and other business, profession, vocation or employment of a substantial nature. The address of each individual is c/o Cambiar at the address noted above.

NAME	POSITION(S) HELD WITH CAMBIAR	OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT
Brian Barish	President and Chief Investment Officer	None
Evan Geldzahler	General Counsel	None
Roderick Hostetler	Director and Director of Trading	None
Christine Simon	Executive Director and Chief Compliance Officer	None
Nancy Wigton	Executive Director and Director of Sales & Marketing	None

OTHER ADVISORY AND SUB-ADVISORY CLIENTS. Cambiar also acts as investment adviser or sub-adviser to the other mutual funds listed below, which have similar investment objectives as the International Equity Fund. The table below sets forth certain information with respect to these funds.

NAME OF FUND	NET ASSETS OF FUND	ANNUAL RATE OF ADVISORY OR SUB-ADVISORY FEES	NET EXPENSE LIMITS
Cambiar International Equity Fund	$2,476,471,908 (as of April 30, 2016)	0.90% of average daily net assets.	1.20% and 0.95% of average daily net assets for Investor Class and Institutional Class, respectively (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses).
Wilshire International Equity Fund	$180,374,665 (as of December 31, 2015)	Confidential	1.50% and 1.25% of average daily net assets for Investment Class and Institutional Class, respectively (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses).*
*	This expense limitation agreement is made by the fund’s adviser and not Cambiar.

NORTHERN INFORMATION STATEMENT	5	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

JOINT INFORMATION STATEMENT

Causeway Capital Management LLC and the

Causeway Agreement

THE CAUSEWAY AGREEMENT. At the May Meeting, the Trustees, including a majority of the Independent Trustees voting separately, also approved a new sub-advisory agreement (the “Causeway Agreement”) with respect to the International Equity Fund between NTI and Causeway Capital Management LLC (“Causeway”). NTI recommended that the Board approve the Causeway Agreement based on its evaluation of Causeway’s investment advisory operations and capabilities. Under the Causeway Agreement, as of on or about June 27, 2016, Causeway manages a portion of the International Equity Fund’s assets. The International Equity Fund’s remaining assets are currently allocated among three other sub-advisers: Cambiar, Victory Capital Management Inc. and WCM Investment Management, each of which manages a portion of the International Equity Fund’s assets.

The terms and conditions of the Causeway Agreement are substantially the same as the Nomura Agreement, except for the sub-advisory fees. See pages 2 through 3 for a discussion of these terms.

Causeway receives fees from NTI for its services out of the fees that the International Equity Fund pays to NTI under the Management Agreement. The International Equity Fund pays no additional fees directly to Causeway. The International Equity Fund would have paid the same amount of management fees had the Causeway Agreement been in effect during the last fiscal year.

INFORMATION ABOUT CAUSEWAY. Causeway is located at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025. Causeway is a Delaware limited liability company and wholly-owned subsidiary of Causeway Capital Holdings LLC. Sarah H. Ketterer and Harry W. Hartford, chief executive officer and president of Causeway, respectively, each controls Causeway Capital Holdings LLC and, in turn, Causeway, through her or his executive office and voting control of Causeway Capital Holdings LLC. Causeway began operations as an investment adviser in June 2001. When investing the Fund’s assets, Causeway follows a value style, performing fundamental research supplemented by quantitative analysis. Quantitative screens narrow the universe of investment candidates by applying market capitalization and valuation screens. To select investments, Causeway then performs fundamental research, which generally includes company-specific research, company visits, and interviews of suppliers, customers, competitors, industry analysts, and experts. Causeway also applies a proprietary quantitative risk model to adjust return forecasts based on risk assessments. This means that Causeway buys stocks that it believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are in industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound. Causeway considers whether a company has each of the following value characteristics in purchasing or selling securities for the fund: (i) low price-to earnings ratio relative to the sector, (ii) high yield relative to the market, (iii) low price-to-book value ratio relative to the market, (iv) low price-to-cash flow ratio relative to the market, and (v) financial strength. As of June 30, 2016, Causeway had approximately $40.1 billion in assets under management.

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS. Set forth below in alphabetical order is a list of each executive officer and director of Causeway indicating position(s) held with Causeway and other business, profession, vocation or employment of a substantial nature. The address of each individual is c/o Causeway at the address noted above.

NAME	POSITION(S) HELD WITH CAUSEWAY	OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT
Kurt Decko	Chief Compliance Officer	None
Gracie Fermelia	Chief Operating Officer	None
Harry Hartford	President and Portfolio Manager	None
Sarah Ketterer	Chief Executive Officer and Portfolio Manager	None
Turner Swan	General Counsel and Compliance Officer	None

OTHER ADVISORY AND SUB-ADVISORY CLIENTS. Causeway also acts as investment adviser or sub-adviser to the other mutual funds listed below, which have similar investment objectives as the International Equity Fund. The table below sets forth certain information with respect to these funds.

MULTI-MANAGER FUNDS	6	NORTHERN INFORMATION STATEMENT

MULTI-MANAGER FUNDS

SEPTEMBER 16, 2016

NAME OF FUND	NET ASSETS OF FUND	ANNUAL RATE OF ADVISORY OR SUB-ADVISORY FEES	NET EXPENSE LIMITS
American Beacon International Equity Fund	$2,482,117,000 (as of April 30, 2016)	Confidential	None
Causeway International Value Fund	$5,491,669,000 (as of March 31, 2016)	0.80% of average daily net assets.	1.05% of average daily net assets for Investor Class and Institutional Class, respectively (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses).
Causeway Emerging Markets Fund	$2,709,050,000 (as of March 31, 2016)	1.00% of average daily net assets.	1.35% of average daily net assets for Investor Class and Institutional Class, respectively (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses).
Causeway Global Value Fund	$107,231,000 (as of March 31, 2016)	0.80% of average daily net assets.	1.05% of average daily net assets for Investor Class and Institutional Class, respectively (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses).
Causeway International Opportunities Fund	$146,028,000 (as of March 31, 2016)	0.80% of average daily net assets.	1.05% of average daily net assets for Investor Class and Institutional Class, respectively (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses).
Causeway International Small Cap Fund	$9,588,000 (as of March 31, 2016)	1.00% of average daily net assets.	1.30% of average daily net assets for Investor Class and Institutional Class, respectively (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses).
Causeway Global Absolute Return Fund	$73,092,000 (as of March 31, 2016)	1.50% of average daily net assets.	1.75% of average daily net assets for Investor Class and Institutional Class, respectively (excluding swap agreement financing charges and transaction costs, borrowing expenses, dividend expenses on securities sold short, brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses).
Consulting Group Capital Markets International Equity Fund	$1,303,091,795 (as of February 29, 2016)	Confidential	Limit management fees to no more than 0.20% above the sub-advisory fees paid by the fund’s adviser.*
Fidelity Strategic Advisers International Fund	$18,533,655,199 (as of February 29, 2016)	Confidential	The fund’s maximum aggregate annual management fee will not exceed 1.00% of the fund’s average daily net assets. In addition, the fund’s adviser has contractually agreed to waive a portion of the fund’s management fee in an amount equal to 0.25% of the fund’s average daily net assets.*

NORTHERN INFORMATION STATEMENT	7	MULTI-MANAGER FUNDS

MULTI-MANAGER FUNDS

JOINT INFORMATION STATEMENT

NAME OF FUND	NET ASSETS OF FUND	ANNUAL RATE OF ADVISORY OR SUB-ADVISORY FEES	NET EXPENSE LIMITS
Fidelity Strategic Advisers International Multi-Manager Fund	$58,807,396 (as of February 29, 2016)	Confidential	1.00% of average daily net assets for Institutional Class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any).*
Goldman Sachs Multi-Manager Global Equity Fund	$655,407,573 (as of April 30, 2016)	Confidential	0.85% of average daily net assets for Institutional Class (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses).*
Goldman Sachs Multi-Manager International Equity Fund	$257,964,520 (as of April 30, 2016)	Confidential	0.57% of average daily net assets for Institutional Class (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses).*
HC Advisors Shares International Equity Portfolio	1,216,627,000 (as of December 31, 2015)	0.45% of the fund’s average daily net assets managed by Causeway.	None
HC Advisors Shares Institutional International Equity Portfolio	2,572,494,000 (as of December 31, 2015)	0.45% of the fund’s average daily net assets managed by Causeway.	None
JNL/Causeway International Value Select Fund	$812,232,000 (as of December 31, 2015)	0.40% on the first $350 million of the fund’s average daily net assets; 0.35% on assets above the first $350 million of the fund’s average daily net assets.	None
Principal Institutional Overseas Fund	$2,972,880,000 (as of April 30, 2016)	Confidential	Reduce management fees by 0.03% of average daily net assets.*
SEI International Equity Fund	$2,825,168,000 (as of March 31, 2016)	Confidential	Voluntarily limited total annual fund operating expenses (excluding acquired fund fees and expenses) to 1.24%, 1.49 and 1.00% of average daily net assets for Class A, Class I and Class Y Shares, respectively.**
SEI Emerging Markets Equity Fund	$786,491,000 (as of November 30, 2015)	Confidential	Limit management fees paid from exceeding 0.95% of average daily net assets.*
*	This expense limitation agreement is made by the fund’s adviser and not Causeway.
**	This voluntary expense limitation is made by the fund’s adviser and not Causeway.

Victory Capital Management Inc. and the

Victory Capital Agreement

THE VICTORY CAPITAL AGREEMENT. At a Meeting of the Board held on November 18-19, 2015 (the “November Meeting”), the Trustees, including a majority of the Independent Trustees voting separately, also approved a new sub-advisory agreement (the “Victory Capital Agreement”) with respect to the International Equity Fund between NTI and Victory Capital Management Inc. (“Victory Capital”). NTI recommended that the Board approve the Victory Capital Agreement based on its evaluation of Victory Capital’s investment advisory operations and capabilities. Under the Victory Capital Agreement, as of on or about June 27, 2016, Victory Capital manages a portion of the International Equity Fund’s assets. The International Equity Fund’s remaining assets are currently allocated among three other sub-advisers: Cambiar, Causeway and WCM Investment Management, each of which manages a portion of the International Equity Fund’s assets.

The terms and conditions of the Victory Capital Agreement are substantially the same as the Nomura Agreement, except for the sub-advisory fees. See pages 2 through 3 for a discussion of these terms.

Victory Capital receives fees from NTI for its services out of the fees that the International Equity Fund pays to NTI under the Management Agreement. The International Equity Fund pays no additional fees directly to Victory Capital. The International Equity Fund would have paid the same amount of management fees had the Victory Capital Agreement been in effect during the last fiscal year.

MULTI-MANAGER FUNDS	8	NORTHERN INFORMATION STATEMENT

MULTI-MANAGER FUNDS

SEPTEMBER 16, 2016

INFORMATION ABOUT VICTORY CAPITAL. Victory Capital is located at 4900 Tiedeman Road 4th Floor, Brooklyn, Ohio 44144. Victory Capital is a New York corporation registered as an investment adviser with the SEC. Victory Capital is an indirect, wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”). A majority interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds, which is located at 667 Madison Avenue, 10th Floor, New York, New York 10065, with the remaining portion owned by Victory Capital employees and a limited number of outside investors. Victory is a multi-boutique asset manager, which manages a portion of the Fund through its investment franchise Trivalent Investments (“Trivalent”). Trivalent employs a bottom-up investment approach that emphasizes individual stock selection. Trivalent’s investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts. As of July 31, 2016, Victory Capital and its affiliates had approximately $52.3 billion in assets under management and advisement.

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS. Set forth below in alphabetical order is a list of each executive officer and director of Victory Capital indicating position(s) held with Victory Capital and other business, profession, vocation or employment of a substantial nature. The address of each individual is c/o Victory Capital at the address noted above.

NAME	POSITION(S) HELD WITH VICTORY CAPITAL	OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT
David C. Brown	Chief Executive Officer, Chairman and Director	None
Kelly S. Cliff	President, Investment Franchises and Director	None
Nina Gupta	Chief Legal Officer, Secretary and Director	None
Michael D. Policarpo	Chief Financial Officer, Chief Operating Officer, Treasurer and Director	None

OTHER ADVISORY AND SUB-ADVISORY CLIENTS. Victory Capital’s Trivalent team also acts as investment adviser or sub-adviser to the other mutual funds listed below, which have similar investment objectives as the International Equity Fund. The table below sets forth certain information with respect to these funds.

NAME OF FUND	NET ASSETS OF FUND	ANNUAL RATE OF ADVISORY OR SUB-ADVISORY FEES	NET EXPENSE LIMITS
Victory Trivalent International Small-Cap Fund	$672,272,000 (as of December 31, 2015)	0.95% of average daily net assets for Class A, Class C, Class I, Class Y and Class R6.	1.35%, 2.10%, 0.95%, 1.10% and 1.10% of average daily net assets for Class A, Class C, Class I, Class Y and Class R6, respectively (excluding acquired fund fees and expenses and certain items such as interest, taxes and brokerage commissions).*
Voya Multi-Manager International Small Cap Fund	$248,153,384 (as of (October 31, 2015)	Confidential	1.95%, 2.60%, 2.60%, 1.40%, 1.85% and 1.60% of average daily net assets for Class A, Class B, Class C, Class I, Class O and Class W, respectively. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. In addition, the adviser is contractually obligated to further limit expenses to 1.68%, 2.33%, 2.33%, 1.25%, 1.58%, and 1.33% for Class A, Class B, Class C, Class I, Class O, and Class W shares, respectively. The above limitations do not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses. The adviser is also contractually obligated to waive a portion of the management fee. The management fee waiver is estimated to be 0.03%.**
*	Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place.
**These	expense limit and waiver agreements are made by the fund’s adviser and not Victory Capital.

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MULTI-MANAGER FUNDS

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Approval of New Sub-Advisory Agreements

TRUSTEES’ CONSIDERATIONS IN APPROVING THE NEW SUB-ADVISORY AGREEMENTS. The Nomura Agreement, Cambiar Agreement and Causeway Agreement were approved at the May Meeting and the Victory Capital Agreement was approved at the November Meeting by the Board, including the Independent Trustees voting separately. Nomura, Cambiar, Causeway and Victory Capital are referred to each individually as a “New Sub-Adviser” and together, as the “New Sub-Advisers,” and the Nomura Agreement, Cambiar Agreement, Causeway Agreement and Victory Capital Agreement are referred to together as the “New Sub-Advisory Agreements.” The Trustees reviewed information and written materials from NTI and the New Sub-Advisers regarding: (i) the nature and quality of the investment advisory services to be provided by the New Sub-Advisers, including the experience and qualifications of the personnel providing such services; (ii) each New Sub-Adviser’s financial condition, history of operations and ownership structure; (iii) the New Sub-Advisers’ brokerage and soft dollar practices; (iv) the New Sub-Advisers’ investment strategies and styles of investing; (v) the performance history of the New Sub-Advisers with respect to accounts or funds managed similarly to the Funds for which they were being engaged and hypothetical performance information and portfolio attributes; (vi) each New Sub-Adviser’s compliance policies and procedures (including their codes of ethics) and the Trust’s Chief Compliance Officer’s (the “CCO’s”) evaluations of such policies and procedures; (vii) the New Sub-Advisers’ conflicts of interest in managing the Funds; and (viii) the terms of the New Sub-Advisory Agreements. The Trustees also reviewed NTI’s proprietary method and discussed NTI’s strategy for allocating assets among the various sub-advisers and the current allocations among the sub-advisers.

In evaluating the New Sub-Advisory Agreements, the Trustees gave weight to various factors but did not identify any single factor as controlling their decision. However, the Trustees relied upon the recommendations and performance evaluations of NTI with respect to each of the New Sub-Advisers.

Nature, Extent and Quality of Services

The Trustees considered the information and evaluations provided by NTI with respect to each New Sub-Adviser’s operations, qualifications and experience in managing the type of strategies for which each New Sub-Adviser was proposed to be engaged in connection with a Fund. The Trustees also considered the CCO’s compliance program and the compliance monitoring schedule for each New Sub-Adviser. The Trustees concluded that each New Sub-Adviser was able to provide quality services to the Funds.

Fees, Expenses and Performance

With respect to the sub-advisory fees, the Trustees considered that the New Sub-Advisers would be paid by NTI out of its management fees and not by the Funds. The Trustees also believed, based on NTI’s representations, that each New Sub-Advisory Agreement had been negotiated at arm’s-length among NTI and each New Sub-Adviser. In addition, the Trustees reviewed and compared each New Sub-Adviser’s fees and fees paid to the sub-adviser by its other institutional accounts with similar strategies, if any. Finally, the Trustees also considered NTI’s representations that the fees to be paid to the New Sub-Advisers were reasonable in light of the anticipated quality of the services to be performed by them.

The Trustees also considered the projected profitability to NTI with respect to the Funds before and after the addition of each New Sub-Adviser. These comparisons showed no material changes to NTI’s profitability. It was noted that NTI had also presented quarterly profitability reports to the Board on a Fund-by-Fund basis, as required by the Northern Multi-Manager Funds’ exemptive order. The Trustees did not consider the New Sub-Advisers’ projected profitability as they did not consider it to be particularly relevant because NTI would be paying the New Sub-Advisers out of its management fees. The Trustees therefore believed that NTI has an incentive to negotiate the lowest possible sub-advisory fees.

The Trustees considered and evaluated the performance information presented with respect to each New Sub-Adviser and NTI’s evaluation of New Sub-Adviser performance. This information was compared to performance information with respect to the High Yield Fund and International Equity Fund’s respective benchmarks. It was noted that each New Sub-Adviser had a different style, and that these styles would underperform in various markets. The Trustees concluded, based upon the information provided, that the New Sub-Advisers’ performance records were generally satisfactory.

Economies of Scale

The Trustees considered information prepared by NTI that showed that the levels of aggregate sub-advisory fee rates decreased as the Funds’ assets increased. However, the Trustees generally considered economies of scale with respect to the Funds primarily at the advisory level given that NTI would be paying the New Sub-Advisers out of its management fees. It was noted by the Trustees that the New Sub-Advisers had breakpoints incorporated into their sub-advisory fee structures.

Other Benefits

The Trustees considered other benefits to be derived by the New Sub-Advisers as a result of their relationship with the Funds. These benefits included research and other benefits in connection with brokerage commissions paid by the Funds. The Trustees also considered the other relationships that the New Sub-Advisers had with NTI, including sub-advisory or custodial relationships.

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SEPTEMBER 16, 2016

Conclusion

Based on the Trustees’ deliberations and the recommendations by NTI, the Trustees concluded that the proposed fees to be paid to the New Sub-Advisers on a Fund-by-Fund basis were reasonable in light of the services to be provided by each of them and that the New Sub-Advisory Agreements should be approved.

Additional Information

MANAGEMENT AND SUB-ADVISORY FEES. For the fiscal year ended March 31, 2016, the High Yield Fund and the International Equity Fund paid management fees to NTI in the aggregate amount of $3,851,272 (0.85% of the Fund’s average net assets) and $19,433,128 (1.14% of the Fund’s average net assets), respectively. NTI paid sub-advisory fees to the sub-advisers of the High Yield Fund and the International Equity Fund in the aggregate amount of $2,145,891 (0.47% of the Fund’s average net assets) and $6,276,326 (0.37% of the Fund’s average net assets), respectively.

As of June 30, 2016, the Trust’s Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of the Funds.

No brokerage commissions were paid by the Funds to any direct or indirect affiliated persons (as defined in the 1940 Act) of the Funds for the fiscal year ended March 31, 2016.

INFORMATION ABOUT NTI. NTI is an Illinois State Banking Corporation and an investment adviser registered under the Advisers Act. NTI is a subsidiary of NTC. Each of these entities is located at 50 South LaSalle Street, Chicago, IL 60603.

The list below shows each executive officer, director and certain other officers of NTI indicating position(s) held with NTI and other business, profession, vocation or employment of a substantial nature. The address of each individual is c/o NTI at the address noted above.

NAME	POSITION(S) HELD WITH NTI	OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT
Richard Bartholomew	Executive Vice President, Chief Risk Officer and Assistant Trust Officer	None
Robert P. Browne	Director, Executive Vice President, Chief Investment Officer and Senior Trust Officer	None
Craig R. Carberry	Senior Vice President, Associate General Counsel, Chief Compliance Officer and Secretary	None
Christopher W. Carlson	Director, Executive Vice President, Chief Operating Officer and Cashier	None
Darlene Chappell	Vice President and Anti-Money Laundering Compliance Officer	None
Jose J. Del Real	Vice President, Senior Legal Counsel and Assistant Secretary	None
Joseph W. McInerney	Director and Senior Vice President	None
Stephen N. Potter	Director, President, Chief Executive Officer and Chairman	None
Lisa C. Taylor	Director, Senior Vice President, Chief Financial Officer and Treasurer	None
Shundrawn A. Thomas	Director and Executive Vice President	None
Jason J. Tyler	Director and Executive Vice President	None
Lloyd A. Wennlund	Director and Executive Vice President	None

INFORMATION ABOUT THE DISTRIBUTOR AND ADMINISTRATOR. Northern Funds Distributors, LLC, with principal offices at Three Canal Plaza, Suite 100, Portland, Maine, 04101, serves as the Funds’ distributor. NTI acts as administrator for the Funds. The Northern Trust Company, located at 50 South LaSalle Street, Chicago, Illinois 60603, acts as sub-administrator for the Funds.

SHAREHOLDER REPORTS. The Funds will furnish, without charge, copies of their annual and semiannual reports dated March 31, 2016 and September 30, 2015, respectively to any shareholder upon request addressed to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986, by telephone at 1-800-595-9111, or by e-mail at northern-funds@ntrs.com.

SHARE OWNERSHIP INFORMATION. As of August 1, 2016, the record date for shareholders receiving this Joint Information Statement, the High Yield Fund and the International Equity Fund had 33,101,383.85 and 132,851,907.15 shares outstanding, respectively. As of the same date, NTC and its affiliates held of record substantially all of the outstanding shares of the Funds as agent, custodian, trustee or investment adviser on behalf of their customers. There were no persons or entities that held of record or beneficially owned more than 5% of the shares of the High Yield Fund or International Equity Fund at August 1, 2016.

MULTIPLE SHAREHOLDERS IN A HOUSEHOLD. If you are a member of a household in which multiple shareholders of the Funds

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share the same address, and the Funds or your broker or bank (for “street name” accounts) has received consent to household material, then the Funds or your broker or bank may have sent to your household only one copy of this Joint Information Statement, unless the Funds or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Joint Information Statement, the Funds will deliver promptly a separate copy of this Joint Information Statement to you upon written or oral request. To receive a separate copy of this Joint Information Statement, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact Northern Funds by calling (800) 595-9111, by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986 or by e-mail at northern-funds@ntrs.com. On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact Northern Funds at the telephone number or address stated above. If your shares are held in street name, please contact your broker or bank.

SHAREHOLDER PROPOSALS. The Trust is not required, nor does it intend, to hold annual meetings of shareholders for the election of Trustees and other business. Instead, meetings will be held only when and if required (for example, whenever less than a majority of the Fund’s Board of Trustees has been elected by the shareholders or when the Trustees have received a written request to call a meeting for the purpose of voting on the question of the removal of any Trustee from the holders of record of at least 10% of the outstanding shares). Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of a Fund must submit the proposal in writing so that it is received by the Fund within a reasonable time before any meeting. These proposals should be sent to the Trust at 50 South LaSalle Street, Chicago, Illinois 60603.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	MMF STM	(9/16)

NORTHERN FUNDS

50 South LaSalle Street

P.O. Box 75986

Chicago, Illinois 60675-5986

800-595-9111

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the Joint Information Statement that is available to you on the internet relating to the Northern Multi-Manager High Yield Opportunity Fund (the “High Yield Fund”) and the Active M International Equity Fund (formerly the Multi-Manager International Equity Fund) (the “International Equity Fund” and, together with the High Yield Fund, the “Funds”). The Funds are series of Northern Funds (the “Trust”). We encourage you to access and review all of the important information contained in the Joint Information Statement.

The following material is available for view: Joint Information Statement

The Joint Information Statement describes recent sub-adviser changes relating to the Funds. Specifically, the Board of Trustees of the Trust (the “Board”) has approved the termination of Loomis, Sayles & Company, L.P. as a sub-adviser to the High Yield Fund, which was effective on or about June 16, 2016, and the appointment of Nomura Corporate Research and Asset Management Inc. to sub-advise a portion of the High Yield Fund, which became effective on or about June 20, 2016. The Board also approved the termination of Altrinsic Global Advisors, LLC, EARNEST Partners, LLC, NFJ Investment Group LLC and William Blair Investment Management, LLC as sub-advisers to the Active M International Equity Fund, effective on or about June 13, 2016, and the appointment of Cambiar Investors, LLC, Causeway Capital Management LLC and Victory Capital Management Inc. to sub-advise a portion of the International Equity Fund, which became effective on or about June 27, 2016.

The Trust has received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that allows certain sub-adviser changes to be made without shareholder approval. The Order instead requires that an information statement be sent to shareholders of the Funds. In lieu of physical delivery of the Joint Information Statement, the Funds will make the Joint Information Statement available to you on the Trust’s website.

This Notice of Internet Availability of the Joint Information Statement is being mailed on or about September 16, 2016 to shareholders of record of the Funds as of August 1, 2016. The Joint Information Statement will be available on the Trust’s website at http://www.northernfunds.com/informationstatements until December 15, 2016. A paper or e-mail copy of the Joint Information Statement may be obtained, without charge, by contacting the Trust at 800-595-9111 or sending an e-mail to northern-funds@ntrs.com.

If you want to receive a paper or e-mail copy of the Joint Information Statement, you must request one. A copy of the Joint Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.